Exhibit 99.1

PRESS RELEASE

APPOINTMENT OF WILLIAM H. CRAIG TO BE CHIEF FINANCIAL OFFICER OF IEH CORPORATION

BROOKLYN, NEW YORK, August 27, 2020. IEH Corporation (OTCQX:IEHC) (“IEH”) or the “Company), which designs, develops, and manufactures printed circuit board (PCB) connectors, custom interconnects and contacts for high performance applications, today announced that William H. Craig will become the Company’s new Chief Financial Officer and Treasurer. He will replace Robert Knoth who is officially retiring later this month. Mr. Craig’s appointment was approved by the Board of Directors of the Company and will become effective on the next business day following the Company filing its Annual Report on Form 10-K for the fiscal year ended March 31, 2020 with the U.S. Securities and Exchange Commission and upon Mr. Knoth’s official retirement date.

Mr. Offerman expressed that “The Board of Directors and I could not be more thrilled to welcome Bill to the IEH team as our new Chief Financial Officer. With Bill’s extensive background in finance and accounting, and his leadership experience in manufacturing, we have no doubt his contributions will be both immediate and substantial.”

Mr. Craig commented on his appointment: " I am excited about joining the IEH team.  The Company has an amazing legacy and a bright future.  My goal is to contribute to the team in achieving that future."

Mr. Knoth will be retiring after 30 years of service at IEH as the Company’s Chief Financial Officer and Treasurer.

Mr. Offerman also observed on the retirement of Mr. Knoth: “It is equal measures of sadness and gratitude that we congratulate Bob Knoth on his upcoming retirement from IEH. In a career spanning 30 years, Bob led us through times both prosperous and lean, and always remained loyal, steadfast and dedicated to the company and its growth. Although he will remain available to provide guidance and support as needed, his daily presence in the office will be missed by all”.

About IEH Corporation

For over 78 years and 4 generations of family-run management, IEH Corporation has designed, developed, and manufactured printed circuit board (PCB) connectors, custom interconnects and contacts for high performance applications. With its signature Hyperboloid technology, IEH supplies the most durable, reliable connectors for the most demanding environments. The Company markets primarily to companies in defense, aerospace, space and industrial applications, in the United States, Canada, Europe, Southeast and Central Asia and the Mideast. The Company was founded in 1941 and is based in Brooklyn, New York.

Cautionary Statements Concerning Forward-Looking Statements

This report contains forward-looking statements within the meaning of Section 24E of the Exchange Act and Section 27A of the Securities Act. Any statements contained in this report that are not statements of historical fact may be forward-looking statements. When we use the words “anticipates,” “plans,” “expects,” “believes,” “should,” “could,” “may,” “will” and similar expressions, we are identifying forward-looking statements. All statements that express expectations, estimates, forecasts or projections are forward-looking statements within the meaning of the Securities Act and the Exchange Act, respectively. We have based these forward-looking statements largely on our current expectations and projections about future financial events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs. Forward-looking statements involve risks and uncertainties, which may cause our actual results, performance or achievements to be materially different from those expressed or implied by forward-looking statements.  These risks and uncertainties include the outbreak of the novel coronavirus (“COVID-19”), including the measures to reduce its spread, and its effects on the economy and the business sectors for which we provide products and services, our limited experience with our business plan; pricing pressures on our product caused by competition; the risk that our products will not gain market acceptance; our ability to obtain additional financing; our ability to protect intellectual property; and our ability to attract and retain key employees. No forward-looking statement is a guarantee of future performance and you should not place undue reliance on any forward-looking statements. Our actual results may differ materially from those projected in any forward-looking statements, as they will depend on many factors about which we are unsure, including many factors beyond our control. The impact of COVID-19 may make our actual results uncertain, and cannot be predicted, and may precipitate or exacerbate other risks and uncertainties. For specific risks related to the COVID-19 pandemic refer to Item 1A – Risk Factors in this Annual Report on Form 10-K.

Except as may be required by applicable law, we do not undertake or intend to update or revise our forward-looking statements, and we assume no obligation to update any forward-looking statements contained in this report as a result of new information or future events or developments. Thus, you should not assume that our silence over time means that actual events are bearing out as expressed or implied in such forward-looking statements. You should carefully review and consider the various disclosures we make in this report and our other reports filed with the Securities and Exchange Commission (“SEC”) that attempt to advise interested parties of the risks, uncertainties and other factors that may affect our business.